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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 5, 2004


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                      CORNERSTONE REALTY INCOME TRUST, INC
             (Exact name of registrant as specified in its charter)



           Virginia               001-12875                  54-1589139
       (State or other           (Commission             (I.R.S. Employer
jurisdiction of incorporation)   File Number)          Identification Number)



      306 East Main Street,
      Richmond, VA                                      23219
      (Address of principal executive offices)       (Zip Code)



                                 (804) 643-1761
              (Registrant's telephone number, including area code)

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                                 CURRENT REPORT





ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On August 4, 2004, Cornerstone Realty Income Trust, Inc, issued a press release to report financial results for the quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report. This report and the attached press release are hereby furnished to, but not filed with, the Commission.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Cornerstone Realty Income Trust, Inc.

                                    By: /s/ Glade M. Knight
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                                        Glade M. Knight, Chief Executive Officer

August 5, 2004




                                 EXHIBIT INDEX

Exhibit           Description
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 99.1             Press Release dated August 4, 2004